SUMMARY PROSPECTUS

MAY 1, 2013

SUNAMERICA SERIES TRUST

CAPITAL GROWTH PORTFOLIO

(Class 1, Class 2 and Class 3 Shares)

SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2013, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.sunamerica.com/prospectuses. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.89%	0.89%	0.89%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.17%	0.16%	0.17%
Total Annual Portfolio Operating Expenses	1.06%	1.20%	1.31%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The

Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$108	$337	$585	$1,294
Class 2 Shares	122	381	660	1,455
Class 3 Shares	133	415	718	1,579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in equity investments selected for their potential to achieve capital appreciation over the long term. Equity investments include common stocks, warrants and rights.

The Portfolio invests mainly in common stocks of “growth companies,” that the subadviser believes may appreciate in value over the long term.

- 1 -	SunAmerica Series Trust

CAPITAL GROWTH PORTFOLIO

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest in foreign securities, including securities quoted in foreign currencies. The Portfolio currently does not expect to have more than 35% of its total assets invested in foreign securities (including emerging market securities), although it has the ability to invest in them without limit. The Portfolio also may invest in small-cap stocks, and may invest significantly in technology companies.

In seeking broad diversification of the Portfolio among industries and market sectors, the subadviser focuses on a number of factors that may vary in particular cases and over time. Currently, the subadviser looks for:

•	companies in business that have above-average growth potential;

•	companies with growth rates that the portfolio manager believes are sustainable over time; and

•	stocks with reasonable valuations relative to their growth potential.

The allocation of the Portfolio’s assets among different investments will vary over time based upon the subadviser’s evaluation of economic and market trends. The Portfolio may sell the stock of companies that the subadviser believes no longer meet the above criteria, but is not required to do so.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Technology Company Risk. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio managers, may fail to produce the intended return.

Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.

Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Emerging Markets Risk. The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including

- 2 -	SunAmerica Series Trust

CAPITAL GROWTH PORTFOLIO

disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

OppenheimerFunds, Inc. (“Oppenheimer”) assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Goldman Sachs Asset Management, L.P. served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.85% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.48% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2013 was 8.71%.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years

Class 1 Shares	14.02%	-0.67%	6.51%
Class 2 Shares	13.78%	-0.83%	6.34%
Class 3 Shares	13.61%	-0.91%	6.23%
Russell 1000® Growth Index	15.26%	3.12%	7.52%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Oppenheimer.

Portfolio Manager

Name	Portfolio Manager of the Portfolio Since	Title

Julie Van Cleave, CFA	2010	Vice President and Senior Portfolio Manager
Michael Kotlarz	2012	Vice President and Portfolio Manager

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

- 3 -	SunAmerica Series Trust

CAPITAL GROWTH PORTFOLIO

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead are offered as an underlying investment options for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

- 4 -	SunAmerica Series Trust